UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K/A

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange
Act of 1934


Date of Report (Date of earliest event reported):

                      October 18, 1995


                   GEODYNAMICS CORPORATION
    (Exact name of registrant as specified in its charter)


  California               0-15034              95-2502865
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)          Identification
incorporation)                                    Number)


    21171 Western Avenue, Suite 110, Torrance, California
          (Address of Principal Executive Offices)

                             90501
                          (Zip Code)

        Registrant's telephone number, including area code
                        (310) 782-7277


                              N/A
(Former name or former address, if changed since last report.)

      This report, including exhibits, contains 10 pages.


             The Exhibit Index is located on page 2.


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Item 5.  Other Events.

Exhibit 10.1, which was previously filed with the Form 8-K on November 20, 1995, did not include as a part thereof the attachment. The entire exhibit is included herein.




                      INDEX TO EXHIBITS

The following exhibit is filed as part of this report:

Exhibit                                           Sequential
Number           Exhibit Description              Page Number
-------    ------------------------------------   -----------
10.1       Agreement with Attachment                   4



















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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNAMICS CORPORATION
Registrant


Date: November 27, 1995         By: /s/ David P. Nelson
                                        David P. Nelson
                                        Vice President and Chief
                                        Financial Officer


Date: November 27, 1995         By: /s/ Robert G. Cook
                                        Robert G. Cook
                                        Corporate Controller and
                                        Chief Accounting Officer























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